T. Rowe Price Capital Appreciation and Income Fund

Supplement to Prospectus and Summary Prospectus dated March 1, 2025

On or about March 19, 2025, the fund will begin to declare dividends daily, rather than monthly, and will pay them the first business day each month. Capital gains will continue to be declared and paid annually, usually in December.

In the Summary Prospectus and Section 1 of the Prospectus, the disclosure under “Tax Information” is replaced as follows:

The fund declares dividends, if any, daily and pays them on the first business day of each month. Any capital gains are declared and paid annually, usually in December. Distributions declared by the fund, as well as redemptions or exchanges of fund shares, may be taxable.

In Section 3 of the Prospectus, the third row of the chart titled “Dividend Accrual Eligibility and Payment Schedule” is updated as follows:

Bond funds, including Capital Appreciation and Income, Retirement Balanced, and Spectrum Income Funds

• Shares normally begin to earn any dividends on the business day after payment is received by the fund or its agent.

• Dividends, if any, are declared daily and paid on the first business day of each month.

The date of this supplement is March 7, 2025.

F1577-041 3/7/25